Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of presentation

The consolidated financial statements of Guardforce and subsidiaries have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). All amounts are presented in United States dollars (“USD”) and have been rounded to the nearest USD. Certain prior year balances have been reclassed to conform to current year’s presentation.

The accompanying financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company incurred a net loss of approximately $3.1 million during the year ended December 31, 2020. As of December 31, 2020, the Company had a deficit of approximately $2.2 million and cash and cash equivalents and restricted cash of approximately $10.1 million. The Company’s ability to continue as a going concern is dependent upon the Company’s profit generating operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company expects to finance operations primarily through cash flow from operations and borrowings from financial institutions and related parties. In the event that the Company requires additional funding to finance the growth of the Company’s current and expected future operations as well as to achieve our strategic objectives, the related parties indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on the Company’s ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. While there can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, management of the Company believes that, based on consideration of its most recent projections for year 20201, the Company has the ability to meet its working capital requirements over the next 12 months.

Basis of consolidation
2.2	Basis of consolidation

The consolidated statements of profit or loss and other comprehensive (loss) income, changes in equity (deficit) and cash flows of the Company for the relevant periods include the results and cash flows of all companies now comprising the Company from the earliest date presented or since the date when the subsidiaries and/or businesses first came under the common control of the controlling shareholders, wherever the period is shorter.

The consolidated statements of financial position of the Company as at December 31, 2020 and 2019 have been prepared to present the assets and liabilities of the subsidiaries using the existing book values from the controlling shareholders’ perspective.

Equity interests in subsidiaries held by parties other than the controlling shareholders are presented as non-controlling interests in equity.

All intra-group and inter-company transactions and balances have been eliminated on consolidation.

Business combinations under common control
2.3	Business combinations under common control

IFRS 3 Business combinations does not include specific measurement guidance for transfers of businesses or subsidiaries between entities under common control. Accordingly, the Company has accounted for such transactions taking into consideration other guidance in the IFRS framework and pronouncements of other standard-setting bodies. The Company recorded assets and liabilities recognized as a result of transactions between entities under common control at the carrying value on the transferor’s financial statements, and to have the consolidated statements of financial position, profit or loss, comprehensive income, changes in equity and cash flows reflect the results of combining entities for all periods presented for which the entities were under the transferor’s common control, irrespective of when the combination takes place.

Non-controlling interest
2.4	Non-controlling interest

The non-controlling interest represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Company. Non-controlling interests are presented as a separate component of equity on the consolidated statements of financial position, profit or loss, comprehensive income and changes in equity attributed to controlling and non-controlling interests.

Use of estimates

The preparation of the consolidated financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Significant estimates during the years ended December 31, 2020 and 2019 include the provision for sales returns, allowance for withholding tax receivables, allowance for doubtful accounts, useful life of fixed assets, and valuation of deferred tax assets. The estimated the amount for sales warranty on the sale of robots during December 31, 2020 was $nil.

Foreign currency translation
2.6	Foreign currency translation

The reporting currency of the Company is the U.S. dollar (“USD”). The functional currency of Guardforce, AI Holdings, AI Robots, Horizon Dragon, Southern Ambition, is the USD. The functional currency of AI Hong Kong is the Hong Kong dollar. The functional currency of AI Thailand and GF Cash (CIT) to the Thai Baht (“Baht” or “THB”).

The currency exchange rates that impact our business are shown in the following table:

	Period End Rate		Average Rate
	As of December 31,		For the Year Ended
	2020	2019	2020	2019
Thai Baht	0.0333	0.0334	0.0320	0.0324
Hong Kong Dollar	0.1282	0.1280	0.1282	0.1280

Financial risk management
2.7	Financial risk management

2.7.1	Financial risk factors

The Company’s activities expose it to a variety of financial risks: foreign exchange risk, interest rate risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.

(i)	Foreign exchange risk

The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the THB, Hong Kong Dollar and the USD. Foreign exchange risk arises when future commercial transactions or recognized assets and liabilities are denominated in a currency that is not the respective reporting currency of the Company’s subsidiaries. The functional currency of the Company and majority of its overseas subsidiaries is the USD whereas the functional currency of the subsidiaries which operate in Thailand is the THB. The Company currently does not hedge transactions undertaken in foreign currencies but manages its foreign exchange risk by performing regular reviews of the Company’s net foreign exchange exposures.

If the THB had strengthened/weakened by 1.56% against the USD (the average monthly variance during the 2-year period ended December 31, 2020 with all other variables held constant, the post-tax profit would have been approximately $210,000 higher/lower and $193,000 higher/lower, for the years ended December 31, 2020 and 2019, respectively, as a result of net foreign exchange gains/losses on translation of net monetary assets denominated in the THB/USD which is not the functional currency of the respective Company’s entities.

(ii)	Interest rate risk

The Company’s exposure to changes in interest rates are mainly attributable to its borrowings and loans. At the reporting date, if interest rates on borrowings had been 100 basis points higher/lower with all other variables held constant, the Company’s post-tax results for the year would have been approximately $12,000 and $132,000 lower/higher for the years ended December 31, 2020 and 2019, respectively, mainly as a result of higher/lower interest expense on floating rate borrowings.

(iii)	Liquidity risk

Prudent liquidity management implies maintaining sufficient cash and cash equivalents and the availability of funding through an adequate amount of committed credit facilities.

The Company’s primary cash requirements are for operating expenses and purchases of fixed assets. The Company mainly finances its working capital requirements from cash generated from operation and proceeds from bank borrowings and finance leases.

The Company’s policy is to regularly monitor current and expected liquidity requirements to ensure it maintains sufficient cash and cash equivalents and an adequate amount of committed credit facilities to meet its liquidity requirements in the short and long term.

At the reporting date, the contractual undiscounted cash flows of the Company’s current financial liabilities approximate their respective carrying amounts due to their short maturities.

The table below analyses the Company’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, including interest if applicable.

Year ended December 31, 2020	Due Within 1 year	1 to 5 years	>5 years	Total

Trade and other payables	$1,540,411	$-	$-	$1,540,411
Borrowings from financial institutions	494,994	993,869	-	1,488,863
Borrowings from related parties	-	19,085,812	-	19,085,812
Amount due to related parties	1,670,469	-		1,670,469
Other current liabilities	1,249,106	-	-	1,249,106
Income tax payables	284,627	-	-	284,627
Lease liabilities	2,211,984	2,106,429	-	4,318,413
Finance lease liabilities	701,796	1,074,047	-	1,775,843
Provision for employee benefits	479,261	1,478,194	36,040,019	37,997,474
	$8,632,648	$24,738,351	$36,040,019	$69,411,018

Year ended December 31, 2019	Due Within 1 year	1 to 5 years	>5 years	Total

Trade and other payables	$1,765,322	$-	$-	$1,765,322
Borrowings from financial institutions	1,969,666	199,447	-	2,169,113
Borrowings from third party	14,303,359	-	-	14,303,359
Borrowings from related party	1,499,998	1,437,303	-	2,937,301
Other current liabilities	1,895,113	-	-	1,895,113
Lease liabilities	3,354,144	3,058,601	76,007	6,488,752
Finance lease liabilities	617,178	1,885,872	-	2,473,050
Provision for employee benefits	463,787	1,239,353	41,217,320	42,920,460
	$25,868,567	$7,790,576	$41,293,327	$74,952,470

2.7.2	Capital risk management

The Company’s objectives on managing capital are to safeguard the Company’s ability to continue as a going concern and support the sustainable growth of the Company in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to enhance shareholders’ value in the long term.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return of capital to shareholders, issue new shares or sell assets to reduce debt.

In the opinion of the directors of the Company, the Company’s capital risk is low.

2.7.3	Impact of COVID-19

The Coronavirus Disease (COVID-19) outbreak and the measures taken to contain the spread of the pandemic have created a high level of uncertainty to global economic prospects and this has impacted the Company’s operations and its financial performance in year 2020. As COVID-19 continues to evolve with significant level of uncertainty, management of the Company is unable to reasonably estimate the full financial impact of COVID-19 on the Company’s financial results in year 2021. The Company is monitoring the situation closely and to mitigate the financial impact, it is conscientiously managing its cost by adopting an operating cost reduction strategy and conserving liquidity by working with major creditors to align repayment obligations with receivable collections. Based on the Company’s most recent projections for year 2021 and with over $8 million in cash and cash equivalents, management of the Company believes that the Company will be able to continue to operate as a going concern in the foreseeable future for at least the next 12 months.

Fair value measurements
2.8	Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurement for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: the (1) market approach, (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Financial assets and liabilities of the Company mainly consist of cash and cash equivalents, restricted cash, trade and other receivables, amounts due from related parties, and other current assets, trade payables, amounts due to related parties, accruals and other liabilities. As of December 31, 2020 and 2019, the carrying values of cash and cash equivalents, restricted cash, trade receivables, amounts due from related parties, prepayments and other current assets, trade payables, amounts due to related parties, accruals and other liabilities approximate their fair values due to the short-term maturity of these instruments.

Cash and cash equivalents and restricted cash
2.9	Cash and cash equivalents and restricted cash

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Restricted cash represents cash pledged with a local bank as collateral for bank guarantees issued by those banks in respect of project performance and for electricity usage. The restricted cash for projects that are expected to be completed within one year are classified as a current asset.

Accounts receivable, net and other receivables
2.10	Accounts receivable, net and other receivables

Accounts and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for doubtful accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts and other receivables and accounts receivable from related parties. The Company determines the allowance for its accounts receivable from contracted customers based on aging data, historical collection experience, customer specific facts and economic conditions. The Company writes off accounts receivable when amounts are deemed uncollectible. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.

In determining the amount of the allowance for doubtful accounts, prior to January 1, 2020, the Company applied the following percentages: 5% to receivables from 61 to 90 days; 30% to receivables from 91 to 180 days and 60% to receivables from 181 to 365 days. Account balances older than one year were charged off against the allowance after all means of collection of been exhausted (both legally and commercially speaking) and the potential for recovery was considered remote. No allowance was established for the Company’s due from related parties and other receivables as the amounts were deemed fully collectible. During the year ended December 31, 2020, the Company revised its allowance methodology to a specific provision basis in that an allowance for doubtful accounts is established and recorded based on management’s assessment of the credit history of its customers and current relationships with them. This revision in the allowance methodology did not have any material effect on the Company’s net accounts receivable as of December 31, 2019.

The Company did not have any write offs during the years ended December 31, 2020 and 2019. The Company recognized a recovery of its bad debt expense of $2,872 and $19,554 during the years ended December 31, 2020 and 2019, respectively.

Inventory
2.11	Inventory

Inventory solely consists of robots and are stated at the lower of cost, determined on a weighted average basis, or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale. When inventory is sold, their carrying amount is charged to expense in the period in which the revenue is recognized. Write-downs for declines in net realizable value or for losses of inventories are recognized as an expense in the period the impairment or loss occurs. No allowance for slow moving or obsolete inventory was recorded for the year ended December 31, 2020.

During the year ended December 31, 2020, all inventory was purchased from a related party.

Withholding taxes receivable
2.12	Withholding taxes receivable

Withholding tax is a deduction from payments made to suppliers who provide services. The withholding tax rates can vary depending on the type of income and the tax status of the recipient. Based on tax rules currently in effect, the withholding tax rate is 3% for commercial contracts and 1% for governmental contracts in Thailand, which amounts are refundable. The Company generally files its request for a withholding tax refund by the end of May of the following year for withholding tax deducted in the previous year. Once the request for withholding tax refund is submitted to the Thai Revenue Department, the request will be subject to audit and review. Since it is difficult to predict the time required by the Thai Revenue Department to complete its audit and approve the relevant refund, except for known amount to be collected within the next 12 months, the Company has reflected its withholding tax receivable as a non-current asset in its statements of financial position for amounts due from the Revenue Department.

Withholding tax receivable is recorded net of related provision for amount that could be challenged by the taxing authority. Such provision represents the Company’s best estimate based on recent collection history.   Loans to related party

Loans to related party
2.13	Loans to related party

The Company recognizes the contractual right to receive money on demand or on fixed or determinable dates as loans receivable. For those that the contractual maturity date is less than one year, the Company records as short-term loans receivable.

The Company recognizes interest income on an accrual basis using the straight-line method over the fixed or determinable dates.

Fixed assets

Fixed assets are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

Depreciation is calculated using the straight-line method over the following estimated useful lives:

Estimated
useful life
Leasehold improvements	Lesser of useful life or remaining lease term
Tools and equipment	5 years
Furniture, fixtures and office equipment	5 years
Vehicles	5,10 years
GDM machines	5 years
Robots	5 years

Assets under construction
2.15	Assets under construction

Assets under construction are stated at cost less impairment losses, if any. Cost comprises direct costs of construction as well as interest expense and exchange differences capitalized during the periods of construction and installation. Capitalization of these costs ceases and the related assets under construction are transferred to property, plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided for assets under construction until they are completed and ready for intended use.

Intangible assets, net
2.16	Intangible assets, net

Intangible assets represent computer software. The intangible assets are recorded at historic acquisition costs, and amortized on a straight-line basis over their estimated useful lives.

Costs associated with maintaining computer software programs are recognized as an expense as incurred. Development costs that are directly attributable to the design and testing of identifiable and unique software products controlled by the Company will be recognized as intangible assets when the criteria of intangible assets are met.

Intangible assets are not amortized where their useful lives are assessed to be indefinite. The useful life of an intangible asset that is not being amortized is reviewed annually to determine whether events and circumstances continue to support the indefinite useful life assessment for that asset. Otherwise, the change in useful life assessment from indefinite to finite is accounted for prospectively from the date of change and in accordance with the policy for amortization of intangible assets with finite lives as set out above.

Impairment of long-lived assets
2.17	Impairment of long-lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its long-lived assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs. The Company did not incur any impairment loss during the years ended December 31, 2020 and 2019.

Trade and other payables
2.18	Trade and other payables
Trade and other payables are recognized at fair value.
Interest-bearing borrowings
2.19	Interest-bearing borrowings

Interest-bearing borrowings are recognized initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortized cost with any difference between the amount initially recognized and redemption value being recognized in profit or loss over the period of the borrowings, together with any interest and fees payable, using the effective interest method.

Revenue from contracts with customers
2.20	Revenue from contracts with customers

The Company generates its revenue primarily from rendering the following services: (i) Cash-In-Transit - Non Dedicated Vehicle (Non-DV); (ii) Cash-In-Transit - Dedicated Vehicle (DV); (iii) ATM management; (iv) Cash Processing (CPC); (v) Cash Center Operations (CCT); (vi) Cheque Center Service (CDC); (vii) Express Cash; (viii) Coin Processing Service; (ix) Cash Deposit Management Solutions and (x) Robotics AI Solutions.

The Company recognizes revenue when it has transferred to its customer control over the service rendered. Control refers to the ability of the customer to direct and obtain substantially all the transferred service’s benefits. Also, it implies that the customer has the ability to prevent a third-party from directing the use and obtaining substantially all the benefits of the transferred service. The Company’s management applies the following considerations to analyse the moment in which the control of the service is transferred to the customer.

●	Identify the contract or quotation with the agreed service price.

●	Evaluate the services engaged in the customer’s contract and identify the related performance obligations.

●	Consider the contract terms and commonly accepted practices in the business to determine the transaction price. The transaction price is the consideration that the Company expects to be entitled for delivering the services engaged with the customer. The consideration engaged in a customer’s contract is generally a fixed amount.

●	Allocate the transaction price, if necessary, to each performance obligation (to each good or service that is different) for an amount that represents the part of the benefit that the Company expects to receive in exchange for the right of delivering the services engaged with the customer.

●	Recognize revenue when the Company satisfied the performance obligation through the rendering of services engaged.

All of the conditions mentioned above are accomplished normally when the services are rendered to the customer and revenue is recognized when the Company satisfied the performance obligation over time or point in time depending on the service type as described in the following table. The reported revenue reflects services delivered at the contract or agreed-upon price.

Revenue is recognized when the related performance obligation is satisfied.

Fixed Fees
Service Type		Performance Obligations	Per delivery / order	Per month
Cash-In-Transit (CIT) – Non Dedicated Vehicles (Non-DV)	(a)	Delivery from point A to point B per customer request. Service obligation is generally completed within same day.	√
Cash-In-Transit (CIT) – Dedicated Vehicles to Banks (DV)	(a)	Delivery from point A to point B per customer request. Service obligation is generally completed within same day.	√
ATM Management	(a)	Includes replenishment of ATM machines and first level maintenance services. Service obligation is generally completed within the same day.	√
Cash Processing (CPC)	(b)	Cash counting, sorting and vaulting services for customers in the retail industry.		√
Cash Center Operations (CCT)	(b)	Cash counting, sorting and depositing for local commercial banks on behalf of Bank of Thailand (BOT).		√
Cheque Center Service (CDC)	(b)	Handles cheque consolidation and distribution on behalf of local commercial bank.		√
Express Cash		Armored trucks (with onboard GDM) and crew teams are assigned to collect cash on behalf of local commercial banks. Service obligation is generally completed within the same day.	√
Coin Processing Service		Armored vehicles and crew teams are assigned to collect/deliver coins to/from customer sites. Service obligation is generally completed within the same day.	√
Cash Deposit Management Solutions	(b)	Cash deposit machine (Guardforce Digital Machine – GDM) are installed at the customers’ sites for the collection of cash.		√
Robotics AI Solutions – sale of robots	(a)	Sale transaction deemed completed upon customer’s acknowledgment of receipt of robot	√
Robotics AI Solutions – rental of robots	(b)	Robots are placed at the customer’s site and they are leased out for a fixed term		√

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. Except for the sale of robots, customer’s billing is generally prepared on a monthly basis once service delivery reports have been received and the invoice amount has been confirmed with the customers. Standard payment is 45 days, but it may be 45 to 60 days depending on the individual customer contract.

(a)	Revenue is recognized net of sales taxes and upon transfer of significant risks and rewards of ownership to customers. Revenue is not recognized to the extent where there are significant uncertainties regarding recovery of the consideration due, associated costs or the possible return of goods.

(b)	Related service revenue or rental income is recognized on a straight-line basis at the end of each month over the term of the lease.

Disaggregation information of revenue by service type is as follows:

	For the year ended December 31,
	2020	Percentage of Total	2019	Percentage of Total
Service Type	(USD)	Revenue	(USD)	Revenue
Cash-In-Transit – Non-Dedicated Vehicles (CIT Non-DV)	$12,045,914	32.0%	$12,052,738	31.2%
Cash-In-Transit - Dedicated Vehicle to Banks (CIT DV)	4,822,354	12.8%	4,958,139	12.9%
ATM Management	12,542,613	33.3%	14,024,291	36.4%
Cash Processing (CPC)	2,842,209	7.5%	2,283,835	5.9%
Cash Center Operations (CCT)	3,256,423	8.6%	3,661,135	9.5%
Cheque Center Service (CDC)	61,197	0.2%	394,290	1.0%
Others **	399,977	1.1%	38,570	0.1%
Cash Deposit Management Solutions (GDM)	1,457,307	3.9%	1,158,082	3.0%
Robotics AI solutions	220,788	0.6%	-	-
Total	$37,648,782	100.0%	$38,571,080	100.0%

**	Others include primarily revenue from express cash and coin processing services.

During the year ended December 31, 2020, revenue amounting to $37,433,467 and $215,315 were generated from third parties and a related party, respectively.

Cost of revenue

Cost of revenue consists primarily of internal labor costs and related benefits, and other overhead costs that are directly attributable to services provided.

During the year ended December 31, 2020, cost of revenue amounting to $30,478,783 and $895,315 were generated from third parties and related parties, respectively.

Income taxes

Income tax expense represents the sum of the tax currently payable and deferred tax. Income taxes are charged to consolidated statements of profit or loss as they are incurred.

Current income taxes are recorded in the results of the year they are incurred.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit or loss. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences, including tax loss carry forwards and certain tax credits, to the extent that it is probable that future taxable profits, reversal of existing taxable temporary differences will be available against which those deductible temporary differences can be utilized after considering future tax planning strategies. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax carryforward losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit and reversal of existing taxable temporary differences will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized. The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits and reversal of existing taxable temporary differences will allow the deferred tax asset to be recovered.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates, and interests in joint ventures, except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

Net deferred income taxes are classified as a non-current asset or liability, regardless of when the temporary differences are expected to reverse.

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset is realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Provisions
2.23	Provisions

Provisions are recognized for liabilities of uncertain timing or amount when the Company has a legal or constructive obligation arising as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Where the time value of money is material, provisions are stated at the present value of the expenditures expected to settle the obligation.

Where it is probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non-occurrence of one or more future events, are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

Employee benefits

The Company provides for retirement benefits payable for employees of its subsidiaries in Thailand under the Thai Labor Law; and follows IFRS 19 in accounting for the related obligation. Depending upon the individual employee’s salary and years of service, the related obligation is calculated by an independent actuary using the projected unit credit method. The present value of the obligation is determined by discounting with the interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating the terms of the related liabilities. The sensitivity analysis is determined by i) discount rate; ii) salary increase rate; iii) turnover rate; and iv) life expectancy.

All re-measurements effects of the Company’s retirement benefit obligation such as actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recognized directly in other comprehensive income.

As of December 31, 2020 and 2019, actuarial loss of $8,772 and $131,713, net of tax had been recognized in other comprehensive income, respectively.

Leases
2.25	Leases

From 1 January 2019, in accordance with IFRS 16, leases with terms greater than 12 months are recognized as a right-of-use asset (“ROU”) and a corresponding lease liability at the date in which the leased asset is available for use by the Company. Contracts may contain both lease and non-lease components. The Company allocates the consideration in the contract to the lease and non-lease components based on their relative stand-alone prices. Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of fixed payments.

Lease payments to be made under reasonably certain extension options are also included in the measurement of the liability.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases of the Company, the lessee’s incremental borrowing rate is used, being the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions. To determine the incremental borrowing rate, the Company uses recent third-party financing received by the individual lessee as a starting point, adjusted to reflect changes in financing conditions .

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit and loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are measured at cost comprising the following:

●	The amount of the initial measurement of the lease liability

●	any lease payments made at or before the commencement date less any lease incentives received

Right-of-use assets are depreciated over the shorter of the asset’s useful life or the lease term on a straight-line basis. The lease terms of building’s and others are generally less than ten years and less than five years, respectively.

Payments associated with leases with a lease term of 12 months or less on the Company’s equipment and vehicles and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss.

Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, shareholder, or a related corporation.

Earnings (Loss) per share (“EPS”)
2.27	Earnings (Loss) per share (“EPS”)

Basic EPS is calculated by dividing the net profit (loss) available to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is calculated by using the weighted average number of ordinary shares outstanding adjusted to include the potentially dilutive effect of outstanding share-based awards and convertible debt instruments, unless their inclusion in the calculation is anti-dilutive.

Recent Accounting Pronouncements
2.28	Recent Accounting Pronouncements

All new standards and amendments that are effective for annual reporting period commencing January 1, 2020 have been applied by the Company for the year ended December 31, 2020. The adoption of these new and amended standards did not have material impact on the consolidated financial statements of the Company. A number of new standards and amendments to standards have not come into effect for the year beginning January 1, 2020, and they have not been early adopted by the Company in preparing these consolidated financial statements. None of these new standards and amendments to standards is expected to have a significant effect on the consolidated financial statements of the Company.